Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a party other than the Registrant [   ]

Check the appropriate box:

[  ]  Preliminary proxy statement
[X]   Definitive proxy statement
[  ]  Definitive additional materials
[  ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

Greenwich Street Series Fund
(Name of Registrant as Specified in its Charter)

Michael Kocur
Name of Person Filing Proxy Statement

Payment of Filing Fee (Check appropriate box):
[X] No fee required
[ ] Fee computed on table below per Exchange Act  Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which the transaction applies:

(2) Aggregate number of securities to which transactions applies:


(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1


(4) Proposed maximum aggregate value of transaction:



[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

(2) Form, schedule or registration statement no.:

(3) Filing party:

(4) Date filed:

                         GREENWICH STREET SERIES FUND
                               on behalf of its
                            EQUITY INCOME PORTFOLIO
                               125 Broad Street
                           New York, New York 10004

                               -----------------
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                               -----------------

   Please take notice that a Special Meeting of Shareholders ("Special Meeting") of Greenwich Street Series Fund (the "Trust"), on behalf of its Equity Income Portfolio (the "Portfolio"), will be held at Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099 on December 17, 2001, at 10:00 a.m., local time, for the following purposes:

      (1) To approve a change in the investment objective of the Portfolio; and

      (2) To approve a new investment advisory agreement between the Trust, on behalf of the Portfolio, and Salomon Brothers Asset Management Inc, containing substantially the same terms and conditions as the Portfolio's current investment advisory agreement with Smith Barney Fund Management LLC.

   The appointed proxies, in their discretion, will vote on any other business as may properly come before the Special Meeting or any adjournments thereof.

   Shares of the Portfolio ("Shares") may only be purchased by insurance company separate accounts to fund benefits payable under certain variable annuity contracts and variable life insurance policies ("variable contracts"). Each insurance company that, through its separate accounts, owns shares of the Portfolio hereby solicits the owners of the variable contracts with interests in those separate accounts ("Contract Owners") for instructions as to how to vote at the Special Meeting and agrees to vote at the Special Meeting and at any adjournment thereof the shares of the Portfolio held by those separate accounts in accordance with those instructions. The separate accounts will vote all their Shares in the same proportion as the voting instructions actually received from Contract Owners.

   Shareholders of record on October 22, 2001 are entitled to vote at the Special Meeting and any adjournments thereof. Contract Owners of record on October 22, 2001 have the right to instruct their insurance company how to vote the Shares that are attributable to their variable contracts.

   In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the

Special Meeting in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal with respect to which the meeting is to be adjourned and will vote against any such adjournment those proxies to be voted against such proposal.

                              By order of Board of Trustees,

                              CHRISTINA T. SYDOR
                              Secretary

November 19, 2001

                               -----------------

CONTRACT OWNERS WHO HAVE A VOTING INTEREST IN ACCOUNTS HOLDING SHARES OF THE PORTFOLIO AND SHAREHOLDERS ARE INVITED TO ATTEND THE SPECIAL MEETING. ANY SUCH CONTRACT OWNERS OR SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, (UNLESS YOU ARE VOTING BY TELEPHONE OR THROUGH THE INTERNET) WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXY CARDS ARE SET FORTH ON THE FOLLOWING PAGE. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

   The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Portfolio involved in validating your vote if you fail to sign your proxy card properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

      3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

            Registration                        Valid Signature
            ------------                        ---------------
Corporate Accounts
   (1) ABC Corp.......................... ABC Corp.
   (2) ABC Corp.......................... John Doe, Treasurer
   (3) ABC Corp.
       c/o John Doe, Treasurer........... John Doe
   (4) ABC Corp. Profit Sharing Plan..... John Doe, Trustee

Trust Accounts
   (1) ABC Trust......................... Jane B. Doe, Trustee
   (2) Jane B. Doe, Trustee
       u/t/d 12/28/78.................... Jane B. Doe

Custodial or Estate Accounts
   (1) John B. Smith, Cust.
       f/b/o John B. Smith, Jr. UGMA..... John B. Smith
   (2) Estate of John B. Smith........... John B. Smith Jr., Executor

                         GREENWICH STREET SERIES FUND
                               on behalf of its
                            EQUITY INCOME PORTFOLIO
                               125 Broad Street
                           New York, New York 10004

                               -----------------

                                PROXY STATEMENT

                               -----------------

                    FOR THE SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 17, 2001

   This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Greenwich Street Series Fund (the "Trust"), on behalf of its Equity Income Portfolio (the "Portfolio"), for use at the Special Meeting of Shareholders of the Portfolio, to be held at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York 10019-6099, on December 17, 2001 at 10:00 a.m., local time, and at any and all adjournments thereof (the "Special Meeting").

   This Proxy Statement, the Notice of Special Meeting and proxy card are first being mailed to shareholders on or about November 19, 2001 or as soon as practicable thereafter. Any proxy may be revoked at any time prior to exercise thereof by giving written notice to the Secretary of the Trust at the address indicated above or by voting in person at the Special Meeting. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal referred to in the Proxy Statement.

   The Board, on behalf of the Portfolio, is furnishing this Proxy in connection with the solicitation of proxies for the Special Meeting, at which the shareholders will be asked to consider and approve two Proposals. Shares of the Portfolio ("Shares") may only be purchased by insurance company separate accounts to fund benefits payable under certain variable annuity contracts and variable life insurance policies ("Accounts"). All of the outstanding Shares are sold exclusively to, and held of record by, the insurance companies through various separate Accounts, for the benefit of the owners of the contracts issued by the insurance companies with interests in those Accounts ("Contract Owners").

   With respect to Shares owned by Accounts, an insurance company will vote the Shares at the Special Meeting in accordance with the voting instructions received from the Contract Owners that have interests in that separate account.

Each insurance company will, except as prohibited by law, vote shares attributable to variable annuity contracts for which no voting instructions are received in proportion (for, against or abstain) to those for which voting instructions are received by that insurance company.

   It is expected that the solicitation of proxies and voting instructions will primarily be by mail. Officers and service contractors of the Portfolio may also solicit proxies and voting instructions by telephone or otherwise. Alamo Direct has been retained to assist in the solicitation of proxies, at a cost of approximately $5,000. The costs of soliciting proxies for the Special Meeting, including the costs of preparing, printing and mailing the accompanying Notice of Special Meeting and this Proxy Statement and the costs of the Special Meeting will be borne by the Portfolio. The Portfolio will reimburse insurance companies and others for their reasonable expenses in forwarding solicitation materials to the contract owners. Shareholders and contract owners may vote (1) by mail, by marking, signing, dating and returning the enclosed proxy ballot(s) or voting instruction form(s) (as applicable) in the enclosed postage-paid envelope, (2) by touch tone voting over the telephone or (3) by voting via the Internet.

   If the Trust records votes by telephone or through the Internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the Internet may be revoked at any time, before they are voted.

   The holders of a majority of the outstanding Shares entitled to vote, present in person or by proxy shall constitute a quorum for the transaction of business at the Special Meeting.

   There are two proposals in this Proxy Statement (the "Proposals"), and the Portfolio does not anticipate that any other proposals will be presented. However, should additional proposals be properly presented, a shareholder vote may be taken on one or more proposals prior to any adjournment if sufficient votes have been received for approval.

   If the necessary quorum to transact business or the vote required approving one or both Proposals is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal with respect to which the meeting is to be adjourned and will vote against any such adjournment those proxies voted against such Proposal.

   For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions will be treated as shares that are present but which have not been voted.

   The Proposals require the affirmative vote of a "majority of the outstanding voting securities" of the Portfolio. The term "majority of the outstanding voting securities", as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of the Portfolio present at the meeting in person or by proxy if more than 50% of the outstanding Shares are present in person or by proxy or (2) more than 50% of the outstanding Shares. Abstentions are votes that are present at the meeting and will have the effect of a "no" vote against the Proposal.

   All properly executed proxies received prior to the Special Meeting will be voted at the Special Meeting in accordance with the instructions marked thereon. Proxies, if properly executed, received prior to the Special Meeting on which no vote is indicated will be voted "for" the Proposals.

   Contract Owners have the right to instruct their insurance company how to vote Shares attributable to the value of their contract, through the Accounts, on the Proposals or any other proposals presented at the Special Meeting. Accordingly, if you wish to vote, you should complete the enclosed proxy as a Contract Owner. All proxies which are properly executed and received prior to the Special Meeting, and which are not revoked, will be voted as described above. If the enclosed proxy is executed and returned, it may nevertheless be revoked at any time prior to the Special Meeting by filing with your insurance company a special notice of revocation by delivering a duly executed proxy bearing a later date to your insurance company or by attending the Special Meeting and voting in person. Contract Owners permitted to give instructions, and the number of Shares for which such instructions may be given to be voted at the Special Meeting, will be determined as of the Record Date. Each Share is entitled to one vote, and any fractional Share is entitled to a fractional vote. Each Contract Owner has the right to direct the votes of that number of Shares determined by multiplying the total number of Shares outstanding on the Record Date (as defined below) by a fraction, the numerator of which is the number of units held for such Contract Owner in the Portfolio and the denominator of which is the total number of units of the Portfolio outstanding on the Record Date. Units reflect the Contract Owner's participation in the Accounts, while Shares reflect an insurance company's ownership interest in the Portfolio. The value of units is based on the net asset value of the underlying portfolio adjusted for separate account fees. If proper instructions are not timely received from a Contract Owner, the Shares with respect to which the Contract Owner has the right to direct votes will be voted by their insurance company in the same proportion as those Shares for which proper instructions were received from other Contract Owners. In addition, an insurance company will vote the Shares for which they have voting rights in the same proportion as those Shares for which they have received proper instructions.
   Contract Owners who execute proxies may revoke them at any time before they are voted by filing with the Trust a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Special Meeting and voting in person.
   Holders of record of the Shares of the Portfolio at the close of business on October 22, 2001 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per Share on all business of the Special Meeting. As of the Record Date, there were 1,515,625.915 outstanding Shares of the Portfolio.
   Listed below are the name, address and share ownership of each person known to the Portfolio to own 5% or more of the Shares of the Portfolio as of the Record Date. The type of ownership of each person listed below is record ownership.

                                                Percentage
                     Name and Address           Ownership
                     ----------------           ----------
                     IDS Life Variable Account    100.00%
                     For Salomon Smith Barney

                     829 AXP Financial Center
                     Minneapolis, MN 55474
                     Owned 1,515,625.915 shares

   Because all Shares of the Portfolio are owned of record by Accounts as of the Record Date, the officers and Trustees of the Trust as a group owned none of the Portfolio's outstanding Shares.
   The Portfolio provides periodic reports to all of its shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for the Portfolio and a copy of any more recent semiannual report, without charge, by calling the Portfolio at (800) 451-2010 or by writing to the Portfolio, c/o Greenwich Street Series Fund, 125 Broad Street, New York, New York, 10004.

                                 PROPOSAL ONE:
       APPROVAL OF A CHANGE IN THE INVESTMENT OBJECTIVE OF THE PORTFOLIO

   The Board is submitting for approval by shareholders of the Portfolio the following proposal to change the investment objective of the Portfolio. The Board approved changing the Portfolio's fundamental investment objective which will position the Portfolio to be included in additional variable annuity contracts by Citigroup Asset Management's (''CAM'') third-party marketing group. Management believes that the Portfolio will become an integral part of CAM's core variable annuity product offering. Placement in additional variable annuity contracts may lead to increased asset levels and may result in economies of scale for the Portfolio.

   The Board reviewed material presented by management in connection with the Proposal and approved the Proposal at a meeting held on October 17, 2001. For the reasons described above, the Board believes that the proposed change is in the best interests of shareholders and recommends that shareholders approve the proposed change. The Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval.
Current Investment Objective and Proposed New Investment Objective

   The fundamental investment objective of the Portfolio currently is:

   ''Primary: Current income. Secondary: Long-term capital appreciation''

   The proposed fundamental investment objective of the Portfolio is

   ''Long-term capital growth. Current income is a secondary consideration''

   To achieve the proposed investment objective, if approved by shareholders, it is expected that the Portfolio will invest primarily in common stocks and common stock equivalents of companies the management team believes are undervalued in the marketplace. While the management team selects investments primarily for their capital appreciation potential, secondary consideration is given to a company's dividend record and the potential for an improved dividend return. The Portfolio generally invests in securities of large, well-known companies but may also invest a significant portion of its assets in securities of small to medium-sized companies when the management team believes smaller companies offer more attractive value opportunities.
   The Portfolio may invest up to 35% of its assets in convertible bonds and preferred stock, warrants and interest paying debt securities. Up to 10% of the Portfolio's assets may be invested in below investment grade bonds (commonly known as ''junk bonds'').

                         DISCUSSION OF PROPOSED CHANGE

   As proposed, the Portfolio's new fundamental investment objective would require that primarily long-term capital growth, and not income, be considered when investment decisions are made for the Portfolio. This change will result in an emphasis of the Portfolio's holdings to equity securities which are believed to have capital appreciation potential.

   If the change is approved, the Portfolio may be subject to more risk to the extent that it would be investing in income-producing securities to a lesser degree as part of its investment objective.

   In addition, the Board approved a change in the Portfolio's name from Equity Income Portfolio to ''Salomon Brothers Variable All Cap Value Fund" coincident with shareholder approval of the Proposal.

Required Vote

   As noted above, approval of the Proposal requires the affirmative vote of "a majority of the outstanding voting securities of the Portfolio, as defined in the 1940 Act.

   THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE "FOR" THE
PROPOSAL.

                                 PROPOSAL TWO:
 APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST, ON BEHALF OF
           THE PORTFOLIO, AND SALOMON BROTHERS ASSET MANAGEMENT INC

Introduction

   In conjunction with the proposed change in the Portfolio's fundamental investment objective and investment policies, the Board of Trustees of the Trust is proposing that shareholders approve a new Investment Advisory Agreement (the "Advisory Agreement") to be entered into between the Trust (on behalf of the Portfolio) and Salomon Brothers Asset Management Inc ("SaBAM"). Smith Barney Fund Management LLC ("SBFM"), an affiliate of SaBAM, currently serves as the investment adviser to the Portfolio pursuant to the current Investment Advisory Agreement. ("Current Agreement").

   At a meeting of the Board of Trustees of the Trust held on October 17, 2001, the Board approved a new Advisory Agreement with SaBAM, subject to shareholder approval. The Advisory Agreement obligates SaBAM to provide services identical in nature to those provided by SBFM under the Current Agreement, for exactly the same fee. The Portfolio's advisory fee will not increase under the "Advisory Agreement".

   A form of the Advisory Agreement is attached as Exhibit A and is substantively identical to the Current Agreement.

Board Consideration and Recommendation

   During the course of their deliberations, the Trustees (including non-interested Trustees) considered the following additional factors in approving SaBAM as adviser: (i) the nature, quality and extent of services that SaBAM will provide to the Portfolio; (ii) the quality of SaBAM's investment personnel; (iii) SaBAM's financial resources and management style; (iv) SaBAM's investment record in managing similar asset classes; and (v) other information to assure that SaBAM could furnish high quality services to the Portfolio. The non-interested Trustees also met separately to review the information provided by SaBAM and were assisted in this review by their independent counsel.

   At the Board Meeting, SaBAM also described in detail the strategies and techniques it would utilize to seek to achieve the Portfolio's investment objective. If shareholders do not approve the new Advisory Agreement, the Board of Trustees will consider whether these strategies continue to be appropriate for the Portfolio.

   After consideration of the foregoing factors, the Trustees (including a majority of the non-interested Trustees) approved the Advisory Agreement for the Portfolio.

Description of SaBAM

   SaBAM is registered as an investment adviser with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended, and is located at 700 Edwin L. Ward Sr. Memorial Highway, Rutherford, New Jersey 07070. SaBAM was organized as a Delaware corporation in 1987. Both SaBAM and SBFM are wholly-owned subsidiaries of Salomon Smith Barney Holdings Inc, ("SSBH") which is a wholly-owned subsidiary of Citigroup Inc. ("Citigroup") which is located at 1 Citicorp Center, 153 East 53rd Street, New York, New York 10028. As of September 30, 2001, SaBAM had approximately $35 billion of assets under management including approximately $3 billion in All Cap Value accounts.

   SaBAM provides discretionary and non-discretionary portfolio management services to a wide variety of individual and institutional accounts, including, but not limited to, banks or thrift institutions, retirement plans, pension and profit-sharing trusts, estates, charitable organizations, corporations, and other business entities, registered investment companies and unregistered domestic and offshore funds.

   The names, titles and principal occupations of the current directors and executive officers of SaBAM are set forth on Appendix A. Except as indicated the business address of each such individual is 125 Broad Street, New York, New York, 10004.

Description of Portfolio Management Team

   SaBAM has designated a portfolio management team that will be responsible for the day-to-day management of the Portfolio. The team of investment professionals currently manages other All Cap Value accounts, including the Salomon Brothers All Cap Value Fund. If the shareholders approve the Advisory Agreement, the SaBAM team will manage the Portfolio in accordance with the Portfolio's new investment objective.

Description of the Current Agreement

   Under the Current Agreement, SBFM has been responsible for all expenses incurred by it and its staff in the performance of its duties (including the payment of salaries of all officers and employees who were employed by it and the Portfolio), which did not include expenses of the Portfolio, such as brokerage fees and commissions. The Current Agreement also provided that in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties thereunder on the part of SBFM, SBFM would not be liable to the Portfolio or to any shareholder for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with the matters set forth in the Current Agreement.

   SBFM receives an annual advisory fee equal to 0.45% of the Portfolio's daily net assets. For the last fiscal year, the Portfolio paid SBFM $77,839, for services provided to the Portfolio pursuant to the Current Agreement.

   The Current Agreement can be terminated without penalty: (i) at any time by vote of a majority of the Trust's Trustees or by vote of the majority of the Portfolio's outstanding voting securities; (ii) by the Trust upon sixty (60) days' written notice to SBFM; or (iii) by SBFM upon ninety (90) days' written notice to the Portfolio.
   SBFM has acted as investment adviser to the Portfolio from July 30, 1993 to the present. The Current Agreement was last approved by the Board of Trustees on July 18, 2001 and by the shareholders of the Portfolio on July 30, 1993.

The New Advisory Agreement

   The Advisory Agreement is substantially identical to the Current Agreement. Specifically, the fees for investment advice to be paid to SaBAM are 0.45% of the Portfolio's daily net assets which are identical to the fees paid to SBFM under the Current Agreement.

   The Advisory Agreement will be dated as of the date of its approval by the shareholders. The Advisory Agreement will be in effect for an initial two-year term ending on the second anniversary of its approval, and may continue thereafter from year to year only if specifically approved at least annually by the Board of Trustees or by the vote of "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Portfolio, and, in either event, the vote of a majority of the non-interested Trustees, in such case, cast in person at a meeting called for such purpose.

   In addition, the Board approved a change in the Portfolio's name from Equity Income Portfolio to "Salomon Brothers Variable All Cap Value Fund" coincident with shareholder approval of the Proposal.

   THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE "FOR" THE
PROPOSAL.

Certain Tax Implications

   In connection with the implementation of the new investment objective, SaBAM may sell certain portfolio securities held by the Portfolio. Some of these securities may have appreciated in value and therefore a sale may generate capital gains, which would be distributed to shareholders. The majority of such gains, however, are currently expected to be in the form of long-term capital gains. Such distributions would be taxable to the shareholders who receive them. Distributed net short-term capital gains are taxable to recipient shareholders as ordinary income and long-term capital gains are taxable as capital gains. Despite these potential tax consequences, however, SaBAM believes that the new investment strategies will be beneficial to the Portfolio and its shareholders.

Other Information

   Salomon Smith Barney Inc., located at 388 Greenwich Street, New York, New York 10013 serves as the Portfolio's principal underwriter pursuant to a written agreement dated June 5, 2000. SBFM, located at 125 Broad Street, New York, New York 10004, serves as the Portfolio's Administrator pursuant to a written agreement dated April 20, 1994.

                            ADDITIONAL INFORMATION

   Subject to the shareholders approving both Proposals, the Board has approved a change in the Portfolio's name from "Equity Income Portfolio" to "Salomon Brothers Variable All Cap Value Fund" coincident with shareholder approval of the Proposals.

Proposals of Shareholders

   The Portfolio does not hold regular shareholder meetings. Shareholders and Contract Owners wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement. Proposals must be received within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

Shareholders' Request for Special Meeting

   Shareholders holding at least 10% of the Trust's outstanding voting securities may require the calling of a meeting of shareholders for the purpose of voting on the removal of any Board member of the Trust. Meetings of shareholders for any other purpose also shall be called by the Board members when requested in writing by shareholders holding at least 10% of the votes entitled to be cast at the meeting upon payment by such shareholders to the Trust of the reasonably estimated cost of preparing and mailing a notice of the meeting.

Other Matters To Come Before the Special Meeting

   The Portfolio does not intend to present any other business at the Special Meeting, nor is it aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy card will vote thereon in accordance with their judgment.

   IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. CONTRACT OWNERS WHO HAVE A VOTING INTEREST IN ACCOUNTS HOLDING SHARES OF THE PORTFOLIO AND SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE (UNLESS YOU ARE VOTING BY TELEPHONE OR THROUGH THE INTERNET.)

                               By order of the Board of Trustees,

                               CHRISTINA T. SYDOR
                               Secretary

                                                                     APPENDIX A

                  DIRECTORS AND OFFICERS OF SALOMON BROTHERS
                             ASSET MANAGEMENT INC

   The names, titles and principal occupations of the current directors and executive officers of SaBAM are set forth below. Except as indicated, the business address of each individual is at 700 Edwin L. Ward Sr. Memorial Highway, Rutherford, New Jersey 07070.

   Ross S. Margolies--The principal occupation of Mr. Margolies is to serve as a Managing Director and Chief Investment Officer of the Equity Group of SaBAM. Investment Officer of SBFM.

   Peter J. Wilby--The principal occupation of Mr. Wilby is to serve as a Managing Director and Chief Investment Officer of the Fixed Income Group of SaBAM. Investment Officer of SBFM.

   Heath B. McLendon--The principal occupation of Mr. McLendon is to serve as Chairman or Co-Chairman of investment companies managed by affiliates of Citigroup Inc.; Managing Director of Salomon Smith Barney Inc. (''SSB''); Managing Director of SaBAM; Director and Chairman of SBFM and Travelers Investment Adviser, Inc. (''TIA''); and Director of The Travelers Investment Management Company.

   Virgil H. Cumming--The principal occupation of Mr. Cumming is to serve as a Managing Director of SSB; Chief Investment Officer of SBFM and Chief Investment Officer and Director of SaBAM.

   Wendy Murdock--The principal occupation of Ms. Murdock is to serve as Executive Vice President of SSB and Chief Operating Officer for Retail Asset Management and Director of SaBAM.

   Mark I. Kleinman--The principal occupation of Mr. Kleinman is to serve as Treasurer of SaBAM.

   Carol Epstein--The principal occupation of Ms. Epstein is to serve as Secretary of SaBAM.

   Jeffrey S. Scott--The principal occupation of Mr. Scott is to serve as Chief Compliance Officer of SaBAM.

   Michael F. Rosenbaum--The principal occupation of Mr. Rosenbaum is to serve as Chief Legal Officer of Citigroup Asset Management, SaBAM, Salomon Brothers Asset Management Limited and Salomon Brothers Asset Management Asia Pacific Limited; Managing Director of Salomon Smith Barney; Corporate Secretary of The Travelers Investment Management Company;

   With the exception of Heath B. McLendon, no officers or Trustees of the Trust are officers, directors or employees of SaBAM.

                                                                      EXHIBIT A

                          FORM OF ADVISORY AGREEMENT

                         GREENWICH STREET SERIES FUND
                (Salomon Brothers Variable All Cap Value Fund)

December  , 2001

Salomon Brothers Asset Management Inc

Dear Sirs:

   Greenwich Street Series Fund (the "Company"), a trust organized under the laws of the Commonwealth of Massachusetts, confirms its agreement with Salomon Brothers Asset Management Inc (the "Adviser"), as follows:

1. Investment Description; Appointment

   The Company desires to employ its capital by investing and reinvesting in investments of the kind and in accordance with the investment objective(s), policies and limitations specified in its Master Trust Agreement, as amended from time to time (the "Master Trust Agreement"), in the prospectus (the "Prospectus") and the statement of additional information (the "Statement") filed with the Securities and Exchange Commission as part of the Company's Registration Statement on Form N-1A, as amended from time to time, and in the manner and to the extent as may from time to time be approved by the Board of Trustees of the Company (the "Board"). Copies of the Prospectus, the Statement and the Master Trust Agreement have been or will be submitted to the Adviser. The Company agrees to provide copies of all amendments to the Prospectus, the Statement and the Master Trust Agreement to the Adviser on an on-going basis. The Company desires to employ and hereby appoints the Adviser to act as the investment adviser to the Salomon Brothers Variable All Cap Value Fund (the "Portfolio"). The Adviser accepts the appointment and agrees to furnish the services for the compensation set forth below.

2. Services as Investment Adviser

   Subject to the supervision and direction of the Board of the Company, the Adviser will: (a) manage the Portfolio's holdings in accordance with the Portfolio's investment objective(s) and policies as stated in the Master Trust Agreement, the Prospectus and the Statement; (b) make investment decisions for the Portfolio; (c) maintain a trading desk and place purchase and sale orders for portfolio transactions for the Portfolio; and (d) employ professional portfolio managers and securities analysts who provide research services to the Portfolio. In providing those services, the Adviser will conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Portfolio's assets.

3. Brokerage

   In selecting brokers or dealers to execute transactions on behalf of the Portfolio, the Adviser will seek the best overall terms available. In assessing the best overall terms available for any transaction, the Adviser will consider factors it deems relevant, including, but not limited to, the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, the Adviser is authorized to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), provided to the Portfolio and/or other accounts over which the Adviser or its affiliates exercise investment discretion.

4. Information Provided to the Company

   The Adviser will keep the Company informed of developments materially affecting the Portfolio's holdings, and will, on its own initiative, furnish the Company from time to time with whatever information the Adviser believes is appropriate for this purpose.

5. Standard of Care

   The Adviser shall exercise its best judgment in rendering the services listed in paragraphs 2 and 3 above. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Adviser against any liability to the Company or to the shareholders of the Portfolio to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement.

6. Compensation

   In consideration of the services rendered pursuant to this Agreement, the Company will pay the Adviser on the first business day of each month a fee for the previous month at the annual rate of 0.45 of 1.00% of the Portfolio's average daily net assets. The fee for the period from the Effective Date (defined below) of the Agreement to the end of the month during which the Effective Date occurs shall be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and shall be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Adviser, the value of the Portfolio's net assets shall be computed at the times and in the manner specified in the Prospectus and/or the Statement.

7. Expenses

   The Adviser will bear all expenses in connection with the performance of its services under this Agreement. The Company will bear certain other expenses to be incurred in its operation, including, but not limited to, investment advisory and administration fees; fees for necessary professional and brokerage services; fees for any pricing service; the costs of regulatory compliance; and costs associated with maintaining the Company's legal existence and shareholder relations.

8. Reduction of Fee

   If in any fiscal year the aggregate expenses of the Portfolio (including fees pursuant to this Agreement and the Portfolio's administration agreements, but excluding interest, taxes, brokerage and extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Portfolio, the Adviser will reduce its fee to the Portfolio by the proportion of such excess expense equal to the proportion that its fee thereunder bears to the aggregate of fees paid by the Portfolio for investment advice and administration in that year, to the extent required by state law. A fee reduction pursuant to this paragraph 8, if any, will be estimated, reconciled and paid on a monthly basis.

9. Services to Other Companies or Accounts

   The Company understands that the Adviser now acts, will continue to act and may act in the future as investment adviser to fiduciary and other managed accounts, and as investment adviser to other investment companies, and the Company has no objection to the Adviser's so acting, provided that whenever the Portfolio and one or more other investment companies advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each company. The Portfolio recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Portfolio. In addition, the Portfolio understands that the persons employed by the Adviser to assist in the performance of the Adviser's duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

10. Term of Agreement

   This Agreement shall become effective as of the date set forth above (the "Effective Date") and shall continue for an initial two-year term and shall continue thereafter so long as such continuance is specifically approved at least annually by (i) the Board of the Company or (ii) a vote of a "majority" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Portfolio's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board who are not "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. This Agreement is terminable, without penalty, on 60 days' written notice, by the Board of the Company or by vote of holders of a majority of the Portfolio's shares, or upon 90 days' written notice, by the Adviser. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

11. Representation by the Company

   The Company represents that a copy of the Master Trust Agreement is on file with the Secretary of The Commonwealth of Massachusetts.

12. Limitation of Liability

   The Company and the Adviser agree that the obligations of the Company under this Agreement shall not be binding upon any of the members of the Board, shareholders, nominees, officers, employees or agents, whether past, present or future, of the Company, individually, but are binding only upon the assets and property of the Company, as provided in the Master Trust Agreement. The execution and delivery of this Agreement have been authorized by the Board and a majority of the holders of the Portfolio's outstanding voting securities, and signed by an authorized officer of the Company, acting as such, and neither such authorization by such members of the Board and shareholders nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Company as provided in the Master Trust Agreement.

13. Use of Name "Salomon Brothers''

   Adviser hereby grants to the Company, on behalf, of the Portfolio, a royalty-free, non-exclusive license to use the name "Salomon Brothers" in the name of the Portfolio for the duration of this Agreement and any extensions or renewals thereof. Such license shall, upon termination of this Agreement, be terminated by Adviser, in which event the Company, on behalf of the Portfolio, shall promptly take whatever action may be necessary to change its name and discontinue any further use of the name "Salomon Brothers" in the name of the Portfolio or otherwise to the extent legally possible.

   If the foregoing is in accordance with your understanding, kindly indicate your acceptance of this Agreement by signing and returning the enclosed copy of this Agreement.

                              Very truly yours,

                              GREENWICH STREET SERIES FUND

                              By: _____________________________________________
                              Name:
                              Title:
Accepted:

SALOMON BROTHERS ASSET MANAGEMENT INC

By: ___________________________________________________________________________
Name:
Title:

                               FORM OF PROXY CARD

                          GREENWICH STREET SERIES FUND
                                On behalf of its
                              EQUITY INCOME PORTFOLIO

                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
   Special Meeting of Shareholders to be held on December 17, 2001 at 10 a.m.

The undersigned holder of shares of the Equity Income Portfolio (" the Portfolio"), a series of Greenwich Street Series Fund hereby appoints Heath B. McLendon, Lewis E. Daidone, Christina T. Sydor and Michael Kocur, attorneys, and proxies for the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of the Portfolio that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Portfolio to be held at the offices of Willkie Farr & Gallagher, 787 Seventh Avenue, New York, New York, on December 17, 2001 at 10 a.m. and at any adjournments thereof. The undersigned hereby acknowledges receipt of the enclosed Notice of Special Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Special Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICE INDICATED, THE SHARES WILL BE VOTED FOR THE APPROVAL OF THE PROPOSAL.

This proxy will serve as the voting instruction form by which the undersigned owner of a variable annuity or variable life insurance contract (each, a "Contract") instructs the voting of the Portfolio shares attributable to his or her Contract.

VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM
VOTE VIA THE TELEPHONE: 1-800-597-7836

CONTROL NUMBER: 999 9999 9999 999

Date: ___________________ 2001
PLEASE SIGN IN BOX BELOW

Please sign exactly as your name appears on this Proxy. If joint owners, EITHER may sign this Proxy. When signing as attorney, executor, administrator trustee, guardian or corporate officer, please give your full title:

____________________________________
Signature(s) Title(s), if applicable

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF GREENWICH STREET SERIES FUND

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.

(1) To approve a change in the investment objective of the Equity Income Portfolio ("the Portfolio"), series of Greenwich Street Series Fund ("the Trust"); and

     For        Against         Abstain

(2) To approve a new investment advisory agreement between the Trust, on behalf of the Portfolio, and Salomon Brothers Asset Management Inc., containing substantially the same terms and conditions as the Portfolio's prior investment advisory agreement with Smith Barney Fund Management LLC.

     For        Against         Abstain

NOTE YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE